UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

(All Share Classes)

(the “Fund”)

Supplement dated May 12, 2026

to the Summary Prospectuses and Prospectuses, as supplemented

Effective June 12, 2026, except as provided below, the Fund will no longer be subject to a limited offering, and all limited offering disclosure relating to the Fund will be deleted.

Although Fund level limited offering provisions for the Fund are being lifted, the Class L Shares of the Fund will be subject to the limited offering provisions for Class L Shares contained below.

The section of the Fund’s Prospectuses entitled “Investing with J.P. Morgan Funds — Fund Subject to Limited Offering” will be deleted and replaced with the following information.

Limited Offering of the Class L Shares

The Funds’ Class L Shares are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund, except as described below. In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

Except as otherwise described below, shareholders of record are permitted to continue to purchase Class L Shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of December 1, 2016 (“the Transition Date”) are permitted to continue to purchase Class L Shares.

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Existing shareholders of Class L Shares of the Fund are able to continue to purchase additional Class L Shares of that Fund in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Existing shareholders of Class L Shares of the Fund are able to add to their existing Fund accounts through exchanges from Class L Shares of other Funds;

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Group Retirement Plans (as defined in the glossary) may continue to use the Class L Shares of the Fund under certain circumstances. Effective April 3, 2017, new Group Retirement Plans are not eligible to purchase Class L Shares. Group Retirement Plans (and their successor, related and affiliated plans), which have Class L Shares of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in Class L Shares of the Fund and purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans may purchase Class L Shares of a Fund until December 31, 2018, if it is determined that the particular Group Retirement Plan is having operational difficulties in implementing the new eligibility restrictions and receives the approval of the particular Fund and its Distributor;

•	Current and future J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds may purchase Class L Shares of the Fund;

•	New York’s 529 Advisor-Guided College Savings Program may continue to utilize Class L Shares for new and existing program accounts;

•	Registered investment advisors using an approved custodial platform may utilize Class L Shares of any Fund in fee-based advisory programs for both new and existing program accounts;

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Banks and trust companies acting as a fiduciary and using an approved custodial platform may continue to utilize Class L Shares of any Fund for new and existing customer accounts. New banks or trust companies may utilize the Fund only with the approval of that Fund and its Distributor; and

•	Other fee-based advisory programs currently utilizing the Fund may continue to utilize the Class L Shares of that particular Fund for new and existing program accounts and any new affiliated program.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-UMBV-526